Fees Summary	Oct. 21, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 402,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	61,622.75
Total Offset Amount	0.00
Net Fee	$ 61,622.75
Final Prospectus	false